Exhibit 99.1

5300 Town and Country Blvd., Suite 500
Frisco, Texas 75034
Telephone: (972) 668-8834
Contact: Ron Mills
VP of Finance and Investor Relations
Web Site: www.comstockresources.com

NEWS RELEASE

For Immediate Release

COMSTOCK RESOURCES, INC. REPORTS

SECOND QUARTER 2024 FINANCIAL AND OPERATING RESULTS

FRISCO, TEXAS, July 30, 2024 – Comstock Resources, Inc. ("Comstock" or the "Company") (NYSE: CRK) today reported financial and operating results for the quarter ended June 30, 2024.

Highlights of 2024's Second Quarter

•
Very weak natural gas prices weighed heavily on the second quarter financial results.
•
Natural gas and oil sales, including realized hedging gains, were $278 million.
•
Operating cash flow was $118 million or $0.41 per diluted share.
•
Adjusted EBITDAX for the quarter was $167 million.
•
Adjusted net loss was $58.2 million or $0.20 per share for the quarter.
•
Enhanced liquidity with $400 million, 6.75% senior notes issuance.
•
Steady results from the Haynesville shale drilling program with 15 (14.4 net) operated wells turned to sales since the Company's last update with an average initial production of 21 MMcf per day.

Financial Results for the Three Months Ended June 30, 2024

Comstock's realized gas price for the second quarter of 2024 averaged $1.65 per Mcf without hedging and $2.12 per Mcf after hedging. As a result, Comstock's natural gas and oil sales in the second quarter of 2024 decreased to $278.2 million (including realized hedging gains of $60.6 million) despite a 4% increase in production as compared to the second quarter of 2023. Operating cash flow (excluding changes in working capital) generated in the second quarter of 2024 was $118.1 million, and net loss for the second quarter was $123.2 million or $0.43 per share. Net loss in the quarter included a pre-tax $85.8 million unrealized loss on hedging contracts held for risk management. Excluding this item, adjusted net loss for the second quarter of 2024 was $58.2 million, or $0.20 per share.

Comstock's production cost per Mcfe in the second quarter averaged $0.84 per Mcfe, which was comprised of $0.38 for gathering and transportation costs, $0.27 for lease operating costs, $0.14 for production and other taxes and $0.05 for cash general and administrative expenses. Comstock's unhedged operating margin was 50% in the second quarter of 2024 and 61% after hedging.

Financial Results for the Six Months Ended June 30, 2024

Natural gas and oil sales for the six months ended June 30, 2024 totaled $614.1 million (including realized hedging gains of $108.5 million). Operating cash flow (excluding changes in working capital) generated during the first six months of 2024 was $300.1 million, and net loss was $137.7 million or $0.49 per share. Net loss during the first six months of 2024 included a pre-tax $94.5 million unrealized loss on hedging contracts held for risk management. Excluding this item, adjusted net loss for the six months ended June 30, 2024 was $66.8 million or $0.24 per share.

Comstock's production cost per Mcfe during the six months ended June 30, 2024 averaged $0.79 per Mcfe, which was comprised of $0.36 for gathering and transportation costs, $0.26 for lease operating costs, $0.13 for production and other taxes and $0.04 for cash general and administrative expenses. Comstock's unhedged operating margin was 57% during the first six months of 2024 and 65% after hedging.

Drilling Results

Comstock drilled 11 (9.2 net) operated horizontal Haynesville/Bossier shale wells in the second quarter of 2024 which had an average lateral length of 11,346 feet. Comstock turned 12 (11.7 net) operated wells to sales in the second quarter of 2024.

Since its last operational update in May, Comstock has turned 15 (14.4 net) operated Haynesville/Bossier shale wells to sales. These wells had initial daily production rates that averaged 21 MMcf per day. The completed lateral length of these wells averaged 9,802 feet.

Earnings Call Information

Comstock has planned a conference call for 10:00 a.m. Central Time on July 31, 2024, to discuss the second quarter 2024 operational and financial results. Investors wishing to listen should visit the Company's website at www.comstockresources.com for a live webcast. Investors wishing to participate in the conference call telephonically will need to register at https://register.vevent.com/register/BI3dd152694a074bc28172df7314b38 fa6. Upon registering to participate in the conference call, participants will receive the dial-in number and a personal PIN number to access the conference call. On the day of the call, please dial in at least 15 minutes in advance to ensure a timely connection to the call. The conference call will also be broadcast live in listen-only mode and can be accessed via the website URL: https://edge.media-server.com/mmc/p/w3stws2d.

If you are unable to participate in the original conference call, a web replay will be available for twelve months beginning at 1:00 p.m. CT on July 31, 2024. The replay of the conference can be accessed using the webcast link: https://edge.media-server.com/mmc/p/w3stws2d.

This press release may contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described herein. Although the Company believes the expectations in such statements to be reasonable, there can be no assurance that such expectations will prove to be correct. Information concerning the assumptions, uncertainties and risks that may affect the actual results can be found in the Company's filings with the Securities and Exchange Commission ("SEC") available on the Company's website or the SEC's website at sec.gov.

Comstock Resources, Inc. is a leading independent natural gas producer with operations focused on the development of the Haynesville shale in North Louisiana and East Texas. The Company's stock is traded on the New York Stock Exchange under the symbol CRK.

COMSTOCK RESOURCES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenues:
Natural gas sales	$216,527	$228,892	$503,610	$606,924
Oil sales	1,074	860	1,950	2,802
Total natural gas and oil sales	217,601	229,752	505,560	609,726
Gas services	29,229	58,459	77,042	168,063
Total revenues	246,830	288,211	582,602	777,789
Operating expenses:
Production and ad valorem taxes	19,244	19,599	37,152	34,505
Gathering and transportation	49,361	45,395	96,460	90,969
Lease operating	34,805	34,031	69,877	68,861
Exploration	—	—	—	1,775
Depreciation, depletion and amortization	194,242	140,177	384,931	274,160
Gas services	31,494	55,390	80,174	156,685
General and administrative	10,177	10,038	19,348	22,406
(Gain) loss on sale of assets	—	648	—	(125)
Total operating expenses	339,323	305,278	687,942	649,236
Operating income (loss)	(92,493)	(17,067)	(105,340)	128,553
Other income (expenses):
Gain (loss) from derivative financial instruments	(25,252)	(4,495)	14,055	61,914
Other income	322	598	653	1,058
Interest expense	(51,932)	(39,188)	(101,489)	(77,458)
Total other expenses	(76,862)	(43,085)	(86,781)	(14,486)
Income (loss) before income taxes	(169,355)	(60,152)	(192,121)	114,067
(Provision for) benefit from income taxes	46,106	14,446	54,398	(25,270)
Net income (loss)	(123,249)	(45,706)	(137,723)	88,797
Net income attributable to noncontrolling interest	(3,061)	—	(4,908)	—
Net income (loss) available to Comstock	$(126,310)	$(45,706)	$(142,631)	$88,797

Net income (loss) per share
Basic	$(0.43)	$(0.17)	$(0.49)	$0.32
Diluted	$(0.43)	$(0.17)	$(0.49)	$0.32
Weighted average shares outstanding:
Basic	289,670	276,669	283,816	276,610
Diluted	289,670	276,669	283,816	276,610
Dividends per share	$—	$0.125	$—	$0.250

COMSTOCK RESOURCES, INC.

OPERATING RESULTS

(In thousands, except per unit amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Natural gas production (MMcf)	130,861	126,307	270,304	253,374
Oil production (Mbbls)	15	13	27	40
Total production (MMcfe)	130,949	126,386	270,464	253,612

Natural gas sales	$216,527	$228,892	$503,610	$606,924
Natural gas hedging settlements (1)	60,552	55,494	108,547	65,877
Total natural gas including hedging	277,079	284,386	612,157	672,801
Oil sales	1,074	860	1,950	2,802
Total natural gas and oil sales including hedging	$278,153	$285,246	$614,107	$675,603

Average natural gas price (per Mcf)	$1.65	$1.81	$1.86	$2.40
Average natural gas price including hedging (per Mcf)	$2.12	$2.25	$2.26	$2.66
Average oil price (per barrel)	$71.60	$66.15	$72.22	$70.05
Average price (per Mcfe)	$1.66	$1.82	$1.87	$2.40
Average price including hedging (per Mcfe)	$2.12	$2.26	$2.27	$2.66

Production and ad valorem taxes	$19,244	$19,599	$37,152	$34,505
Gathering and transportation	49,361	45,395	96,460	90,969
Lease operating	34,805	34,031	69,877	68,861
Cash general and administrative (2)	6,095	7,733	11,850	18,054
Total production costs	$109,505	$106,758	$215,339	$212,389

Production and ad valorem taxes (per Mcfe)	$0.14	$0.15	$0.13	$0.14
Gathering and transportation (per Mcfe)	0.38	0.36	0.36	0.36
Lease operating (per Mcfe)	0.27	0.27	0.26	0.27
Cash general and administrative (per Mcfe)	0.05	0.06	0.04	0.07
Total production costs (per Mcfe)	$0.84	$0.84	$0.79	$0.84

Unhedged operating margin	50%	54%	57%	65%
Hedged operating margin	61%	63%	65%	69%

Gas services revenue	$29,229	$58,459	$77,042	$168,063
Gas services expenses	31,494	55,390	80,174	156,685
Gas services margin	$(2,265)	$3,069	$(3,132)	$11,378

Natural Gas and Oil Capital Expenditures:
Unproved property acquisitions	$9,694	$15,953	$79,138	$56,648
Total natural gas and oil properties acquisitions	$9,694	$15,953	$79,138	$56,648
Exploration and Development:
Development leasehold	$2,592	$4,975	$6,530	$13,718
Exploratory drilling and completion	52,392	74,622	158,848	104,312
Development drilling and completion	151,350	231,038	297,143	511,214
Other development costs	14,685	11,353	14,722	17,450
Total exploration and development capital expenditures	$221,019	$321,988	$477,243	$646,694

(1)
Included in gain (loss) from derivative financial instruments in operating results.
(2)
Excludes stock-based compensation.

COMSTOCK RESOURCES, INC.

NON-GAAP FINANCIAL MEASURES

(In thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
ADJUSTED NET INCOME (LOSS):
Net income (loss)	$(123,249)	$(45,706)	$(137,723)	$88,797
Unrealized loss from derivative financial instruments	85,804	59,989	94,492	3,963
Exploration expense	—	—	—	1,775
(Gain) loss on sale of assets	—	648	—	(125)
Adjustment to income taxes	(20,769)	(13,892)	(23,521)	(1,364)
Adjusted net income (loss)	$(58,214)	$1,039	$(66,752)	$93,046

Adjusted net income (loss) per share (2)	$(0.20)	$0.00	$(0.24)	$0.33
Diluted shares outstanding	289,670	276,669	283,816	276,610

ADJUSTED EBITDAX:
Net income (loss)	$(123,249)	$(45,706)	$(137,723)	$88,797
Interest expense	51,932	39,188	101,489	77,458
Income taxes	(46,106)	(14,446)	(54,398)	25,270
Depreciation, depletion, and amortization	194,242	140,177	384,931	274,160
Exploration	—	—	—	1,775
Unrealized loss from derivative financial instruments	85,804	59,989	94,492	3,963
Stock-based compensation	4,082	2,305	7,497	4,351
(Gain) loss on sale of assets	—	648	—	(125)
Total Adjusted EBITDAX (3)	$166,705	$182,155	$396,288	$475,649

(1)
Adjusted net income (loss) is presented because of its acceptance by investors and by Comstock management as an indicator of the Company's profitability excluding non-cash unrealized gains and losses on derivative financial instruments, gains and losses on sales of assets and other unusual items.
(2)
Adjusted net income (loss) per share is calculated to include the dilutive effects of unvested restricted stock pursuant to the two-class method and performance stock units and preferred stock pursuant to the treasury stock method.
(3)
Adjusted EBITDAX is presented in the earnings release because management believes that adjusted EBITDAX, which represents Comstock's results from operations before interest, income taxes, and certain non-cash items, including depreciation, depletion and amortization, unrealized gains and losses on derivative financial instruments and exploration expense, is a common alternative measure of operating performance used by certain investors and financial analysts.

COMSTOCK RESOURCES, INC.

NON-GAAP FINANCIAL MEASURES

(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
OPERATING CASH FLOW (1):
Net income (loss)	$(123,249)	$(45,706)	$(137,723)	$88,797
Reconciling items:
Unrealized loss from derivative financial instruments	85,804	59,989	94,492	3,963
Deferred income taxes	(46,144)	(13,910)	(54,431)	25,270
Depreciation, depletion and amortization	194,242	140,177	384,931	274,160
Amortization of debt discount and issuance costs	3,399	1,994	5,383	3,991
Stock-based compensation	4,082	2,305	7,497	4,351
(Gain) loss on sale of assets	—	648	—	(125)
Operating cash flow	$118,134	$145,497	$300,149	$400,407
(Increase) decrease in accounts receivable	(23,187)	60,218	76,231	316,210
(Increase) decrease in other current assets	(730)	2,715	4,846	1,201
Increase (decrease) in accounts payable and accrued expenses	(10,642)	123,080	(126,112)	56
Net cash provided by operating activities	$83,575	$331,510	$255,114	$717,874

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
FREE CASH FLOW (DEFICIT)(2):
Operating cash flow	$118,134	$145,497	$300,149	$400,407
Less:
Exploration and development capital expenditures	(221,019)	(321,988)	(477,243)	(646,694)
Midstream capital expenditures	(11,190)	(6,870)	(16,488)	(11,057)
Other capital expenditures	(942)	(100)	(971)	(456)
Contributions from midstream partner	11,000	—	17,000	—
Free cash deficit from operations	$(104,017)	$(183,461)	$(177,553)	$(257,800)
Acquisitions	(9,694)	(15,953)	(79,138)	(56,648)
Proceeds from divestitures	—	41,165	—	41,295
Free cash deficit after acquisition and divestiture activity	$(113,711)	$(158,249)	$(256,691)	$(273,153)

(1)
Operating cash flow is presented in the earnings release because management believes it to be useful to investors as a common alternative measure of cash flows which excludes changes to other working capital accounts.
(2)
Free cash flow (deficit) from operations and free cash flow (deficit) after acquisition and divestiture activity are presented in the earnings release because management believes them to be useful indicators of the Company's ability to internally fund acquisitions and debt maturities after exploration and development capital expenditures, midstream and other capital expenditures, contributions from its midstream partner, proved and unproved property acquisitions, and proceeds from divestiture of natural gas and oil properties.

COMSTOCK RESOURCES, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

	June 30, 2024	December 31, 2023
ASSETS
Cash and cash equivalents	$19,270	$16,669
Accounts receivable	155,199	231,430
Derivative financial instruments	79,649	126,775
Other current assets	69,289	86,619
Total current assets	323,407	461,493
Property and equipment, net	5,574,617	5,384,771
Goodwill	335,897	335,897
Operating lease right-of-use assets	90,604	71,462
	$6,324,525	$6,253,623

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable	$377,909	$523,260
Accrued costs	139,414	134,466
Operating leases	34,952	23,765
Total current liabilities	552,275	681,491
Long-term debt	2,856,045	2,640,391
Deferred income taxes	415,604	470,035
Derivative financial instruments	47,366	—
Long-term operating leases	55,621	47,742
Asset retirement obligation	31,709	30,773
Total liabilities	3,958,620	3,870,432
Stockholders' Equity:
Common stock	146,130	139,214
Additional paid-in capital	1,358,549	1,260,930
Accumulated earnings	815,639	958,270
Total stockholders' equity attributable to Comstock	2,320,318	2,358,414
Noncontrolling interest	45,587	24,777
Total stockholders' equity	2,365,905	2,383,191
	$6,324,525	$6,253,623